Execution Version

AMENDMENT TO
MANAGEMENT AGREEMENT

by and among

SBA PROPERTIES, LLC,

SBA SITES, LLC,

SBA STRUCTURES, LLC,

SBA INFRASTRUCTURE, LLC,

SBA MONARCH TOWERS III, LLC

SBA TOWERS USVI, INC.,

SBA 2012 TC ASSETS PR, LLC,

SBA 2012 TC ASSETS, LLC,

SBA TOWERS IV, LLC,

SBA MONARCH TOWERS I, LLC,

SBA GC TOWERS, LLC,

SBA TOWERS VII, LLC,

SBA TOWERS V, LLC

and

SBA TOWERS VI, LLC

as Existing Owners

and

SBA NETWORK MANAGEMENT, INC.,
as Manager,

and

SBA SENIOR FINANCE, LLC,
solely in its capacity as owner of the Manager

Dated as of July 7, 2016

AMENDMENT TO MANAGEMENT AGREEMENT

AMENDMENT TO MANAGEMENT AGREEMENT (this “Agreement”), dated as of July 7, 2016, by and among SBA PROPERTIES, LLC, a Delaware limited liability company (the “Initial Owner”), SBA SITES, LLC, a Delaware limited liability company (“SBA Sites”), SBA STRUCTURES, LLC, a Delaware limited liability company (“SBA Structures”), SBA INFRASTRUCTURE, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA MONARCH TOWERS III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC ASSETS PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC ASSETS, LLC, a Delaware limited liability company (“SBA TC”), SBA TOWERS IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA MONARCH TOWERS I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA TOWERS USVI, INC., a U.S. Virgin Islands corporation (“SBA USVI”), SBA GC TOWERS, LLC, a Delaware limited liability company (“SBA GC”), SBA TOWERS VII, LLC, a Delaware limited liability company (“SBA Towers VII”), SBA TOWERS V, LLC, a Delaware limited liability company (“SBA Towers V”), and SBA TOWERS VI, LLC, a Delaware limited liability company (“SBA Towers VI” and, collectively with the Initial Owner, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI, SBA GC, SBA Towers VII and SBA Towers V, the “Existing Owners”), SBA Network Management, Inc., a Florida corporation (the “Manager”), and SBA Senior Finance, LLC, a Delaware limited liability company (“SBA Finance”), solely in its capacity as owner of the Manager and solely with regard to Sections 18(b) and 23(a),(b),(d),(e),(f),(g),(h),(l) and (m) of the Management Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Existing Owners, the Manager and SBA Finance are parties to a Management Agreement, dated as of November 18, 2005, as amended, supplemented or modified by (i) the Joinder and Amendment to the Management Agreement dated as of November 6, 2006 among the Initial Owner, SBA Sites, SBA Structures, SBA Towers, Inc., SBA Puerto Rico, Inc., SBA USVI, the Manager and SBA Finance, (ii) the Joinder and Amendment to the Management Agreement dated as of August 9, 2012 among the Initial Owner, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA Towers USVI II, Inc., a Florida corporation (predecessor in interest by way of merger into SBA USVI), the Manager and SBA Finance, (iii) the Joinder and Amendment to the Management Agreement dated as of April 18, 2013 among the Initial Owner, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI, the Manager and SBA Finance, (iv) the Joinder and Amendment to the Management Agreement dated as of October 15, 2014 among the Initial Owner, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI, SBA GC, SBA Towers VII, the Manager and SBA Finance and (v) the Joinder and Amendment to the Management Agreement dated as of October 14, 2015 among the Existing Owners, the Manager and SBA Finance (as so amended, supplemented or otherwise modified from time to time, the “Management Agreement”);

WHEREAS, the Existing Owners are borrowers under the Second Amended and Restated Loan and Security Agreement dated as of October 15, 2014, as supplemented by the

First Loan and Security Agreement Supplement and Amendment thereto dated as of October 14, 2015 (the “Existing Loan Agreement”) among the Existing Owners and Midland Loan Services, a Division of PNC Bank, National Association, as Servicer (the “Servicer”), on behalf of Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) under that certain Amended and Restated Trust and Servicing Agreement dated as of October 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time), among SBA Depositor LLC (the “Depositor”), the Servicer, and the Trustee, as assignee of the Depositor (the “Lender”);

WHEREAS, on the date hereof, the Existing Owners and the Servicer, on behalf of the Trustee, are entering into a Second Loan and Security Agreement Supplement to provide for a Loan Increase (the “Second Loan Agreement Supplement”, and the Existing Loan Agreement, as amended by the Second Loan Agreement Supplement and together with all other extensions, renewals, modifications, substitutions and amendments thereof, the “Loan Agreement”);

WHEREAS, the Existing Owners and the Manager have determined that it is in their best interests to authorize and approve a proposed amendment to the Management Agreement; and

WHEREAS, Section 23(a) of the Management Agreement provides that the Owner Representative, SBA Finance and the Manager may, pursuant to a writing executed and delivered by all parties thereto, amend the Management Agreement; provided that a Rating Agency Confirmation and the consent of the Lender are also obtained.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, as follows:

Section 1. Defined Terms.

Capitalized terms used in this Agreement but not defined herein shall have the respective meanings ascribed to them in the Management Agreement.

Section 2. Amendment to Section 1.

The parties hereto hereby agree that Section 1 of the Management Agreement shall be amended by adding the following definition in the appropriate alphabetical order:

““Annualized Run Rate Revenue” has the meaning specified in the Loan Agreement.”

Section 3. Amendment to Section 10.

The parties hereto hereby agree that the first sentence of Section 10 of the Management Agreement shall be amended and restated to read in its entirety as set forth below:

“In consideration of the Manager’s agreement to perform the Services described herein, during the Term hereof, the Owners hereby jointly and severally agree to pay to the Manager a fee (the “Management Fee”), on each Due Date, equal to 4.5% of the Operating Revenues (excluding Operating Revenue received from a Tenant as reimbursement for Operating Expenses) for the immediately preceding calendar month, unless a replacement Manager is appointed and such replacement is not an affiliate of SBA Network Management, Inc., in which case the Management Fee on each Due Date will be such amount not to exceed 5.0% of the Operating Revenues (excluding Operating Revenue received from a Tenant as reimbursement for Operating Expenses) for the immediately preceding calendar month that is agreed to by the replacement Manager; provided,  however, that if the aggregate Annualized Run Rate Revenue of all Sites is less than $500,000,000 on the date that such successor Manager is appointed, the Management Fee on each Due Date will be such amount not to exceed 7.5% of the Operating Revenues (excluding Operating Revenue received from a Tenant as reimbursement for Operating Expenses) for the immediately preceding calendar month that is agreed to by the replacement Manager.”

Section 4. Ratification of Agreement.

Except as modified and expressly amended by this Agreement, the Management Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.  The execution of this Agreement shall in no manner constitute a waiver or extinguishment of any rights of the Owners, the Manager or SBA Finance under the Management Agreement and all such rights are hereby reserved.

Section 5. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

Section 6. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

/s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	/s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA NETWORK MANAGEMENT, INC., as Manager By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA PROPERTIES, LLC, as Initial Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SITES, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA STRUCTURES, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA INFRASTRUCTURE, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA MONARCH TOWERS III, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TOWERS USVI, INC., as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA 2012 TC ASSETS PR, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel

[Signature Page to Amendment to Management Agreement]

SBA TOWERS IV, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA MONARCH TOWERS I, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA 2012 TC ASSETS, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA GC TOWERS, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TOWERS VII, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA TOWERS V, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel
SBA TOWERS VI, LLC, as Existing Owner By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel	SBA SENIOR FINANCE, LLC, as owner of Manager By: /s/ Thomas P. Hunt Name: Thomas P. Hunt Title: Executive Vice President and General Counsel

[Signature Page to Amendment to Management Agreement]

Consented to By:

MIDLAND LOAN SERVICES, A DIVISION
OF PNC BANK, NATIONAL
ASSOCIATION

By: /s/ David A. Eckels
Name:  David A. Eckels
Title:  Senior Vice President

[Signature Page to Amendment to Management Agreement]